Exhibit 32.1
CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Lighting Science Group Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2009 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:
(1)	Except for the failure to timely file the Report, the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 14, 2009	By:	/s/ Zachary Gibler
		Name:	Zachary Gibler
		Title:	Chief Executive Officer (Principal Executive Officer)

Date: October 14, 2009	By:	/s/ Kathryn Reynolds
		Name:	Kathryn Reynolds
		Title:	Chief Financial Officer and Senior Vice-President, Strategy & Finance (Principal Financial Officer)